DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS
Delaware Tax-Free New Jersey Fund
Delaware Tax-Free Oregon Fund
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
IVY FUNDS
Delaware Ivy California Municipal High Income Fund
Delaware Ivy Municipal Bond Fund
Delaware Ivy Municipal High Income Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to each Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), as amended or amended and restated

On May 31, 2023 (“Effective Date”), William Roach is added as an additional portfolio manager of each Fund.

On the Effective Date, the following is added to the information in the section of each Statutory Prospectus entitled “Fund summaries — Who manages the Fund? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
William Roach	Vice President, Senior Trader, Portfolio Manager	May 2023

On the Effective Date, the information relating to Gregory A. Gizzi, Stephen J. Czepiel, Jake van Roden, and William Roach having an equal role in the management of the Funds and William Roach assuming primary responsibility for making day-to-day investment decisions for the Funds in May 2023 is added to the first two sentences of the section of each Statutory Prospectus entitled “Who manages the Funds – Portfolio managers:”

On the Effective Date, the following is added as the last paragraph of the section of each Prospectus entitled “Who manages the Funds – Portfolio managers:”

William Roach Vice President, Senior Trader, Portfolio Manager
•	Joined Macquarie in 2012
•	Based in Philadelphia

Bill is a Co-Portfolio Manager for the firm’s municipal bond funds and client accounts, a role he assumed in May 2023. He is also a Senior Trader for the Municipal Bond Team within Macquarie Asset Management Fixed Income, a position he has held since March 2019.
Prior to joining the Municipal Bond Team in April 2015, Bill spent three years as an Internal Sales Consultant for the firm’s Client Solutions Group, where he managed relationships across the country and across asset classes. Before joining Macquarie, he worked at Merrill Lynch as an Investment Consultant and Analyst.
He earned a Bachelor of Science with dual concentrations in business administration and political science from Albright College and a Master of Business Administration with a concentration in finance from Villanova University. He holds the Chartered Financial Analyst® and Chartered Market Technician® designations.

On the Effective Date, the following information as of April 30, 2023, is added to the section of the SAI entitled “Portfolio Managers – Other Accounts Managed”:

Name of Portfolio Manager or Team Member	Type of Accounts	No. of Accounts Managed	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
William Roach	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

On the Effective Date, the following information as of April 30, 2023, is added to the section of the SAI of Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free USA Fund entitled “Portfolio Managers – Ownership of Fund Shares”:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
William Roach	National High-Yield Fund	$10,001-$50,000
	USA Fund	$10,001-$50,000

1	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
2	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.